UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        May 14, 2008 (February 16, 2008)
                Date of Report (Date of Earliest Event Reported)


                       KIK Technology International, Inc.
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 000-30071

      California                                                91-2021602
(State of incorporation)                                (IRS Employer ID Number)

                      7393 18th Street Burnaby, BC V3N 2Z4
                    (Address of principal executive offices)

                                  403 233 0468
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT;

On February 16, 2008, the control block of 16,700,000 shares comprising 65.95% of the companies issued and outstanding shares owned by KIK Polymers, Inc. (f/k/a KIK Tire Technologies, Inc.) was sold to AD Capital Industries Inc., of Burnaby, BC, Canada for a promissory note in the amount of $230,000 and a contingency agreement for the collection of approximately $835,000 owed to the Seller by the Company. Copies of these agreements will be attached as exhibits to the Company's to-be-filed Form 10-KSB.


                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    KIK TECHNOLOGY INTERNATIONAL, INC.


Dated: May 14, 2008                 by /s/ Donald P. Dean
       ------------                   -------------------------------
                                      Donald P. Dean
                                      Chairman and Secretary


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